Exhibit 99.1

Embedded Payments.
Built for Scale.

Nasdaq: USIO

Nasdaq: USIO

Forward Looking Statements

Except for the historical information contained herein, this release contains forward-looking statements that are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding management's intentions, beliefs, expectations, and strategies for the future, including statements regarding the Company’s operating and growth strategies. Forward-looking statements can be identified by words such as "believe," "intend," "look forward," "anticipate," "schedule," "expect," and similar expressions.

These forward-looking statements are subject to risks and uncertainties inherent in the Company's business that could cause actual results to differ materially from those expressed or implied. Such risks and uncertainties include, among others, risk relating to economic conditions; the realization of anticipated benefits from the PostCredit acquisition; the Company’s ability to manage growth; the loss of key resellers; relationships with the Automated Clearing House network, bank sponsors, third-party card processing providers, and merchants; the security of the Company’s software, hardware, and information systems; volatility in the Company’s stock price; the need for additional financing; risks associated with new tax legislation; and compliance with complex federal, state, and local laws and regulations, as well as other risks described from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

One or more of these factors have affected, and in the future, could affect, the Company’s businesses and financial results and could cause actual results to differ materially from management’s plans and projections. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, undue reliance should not be placed on such statements which speak as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.


Nasdaq
usio

usio

Nasdaq: USIO

ABOUT

- **Founded in 1998**
- **Nacha Certified & HIPPA Compliant**
- **Employees: 110**
- **Revenue: $85.4M FY25**
- **FY2026 Revenue Guidance: 14-16% Growth**
- **Market Cap: ~$80M (10/16/2026)**

Usio is a leading FinTech that operates a full stack of proprietary and integrated, cloud-based electronic payment acceptance and issuance, and embedded financial solutions to a wide range of merchants, billers, banks, service bureaus, and card issuers. Usio delivers convenient, world-class solutions and services to their clients through card, ACH payment processing, card issuing, and bill presentment.

Nasdaq: USIO

Full-Service Payments Platform

Payment Facilitation

ACH

Card Issuing

Output Solutions

Trusted by top businesses, nonprofits, cities, counties, and municipalities across the U.S.

usio *Payment Facilitation*

Nasdaq: USIO

HOW WE MAKE MONEY

$100 Customer Payment

- **$97.50** Merchant Payout
- **$2.50** Processing fee revenue
  - **$1.85** Card issuer
  - **$0.15** Card network
  - **$0.25** Software partner revenue share
  - **$0.25** **Usio net**

Illustrative allocation; actual rates vary

Total Card Processing Volume

Six-month periods, $ millions.

+14% YoY



1000
900
800
700
600
$692M
$694M
$752M
$771M
$851M
$866M
$974M
1H 2023
2H 2023
1H 2024
2H 2024
1H 2025
2H 2025
1H 2026

Includes all card processing.

usio *ACH*

Nasdaq: USIO

HOW WE MAKE MONEY

Fees on originations and returns

$0.70

Average revenue per transaction

$0.41

Net revenue per transaction

70%+

Transaction margin

Margin definition subject to confirmation. Calculation basis may differ.

ACH Processing Activity

13.14M transactions in 1H 2026

+34% YoY

Transactions processed (millions)



15M
13M
11M
9M
7M
5M
6.85
7.19
7.30
9.34
9.82
11.69
13.14
1H 2023
2H 2023
1H 2024
2H 2024
1H 2025
2H 2025
1H 2026

Six-month periods. Vertical axis starts at 5M.

usio ACH

Nasdaq: USIO

Q3 2026

RECORD ACH ACTIVITY

Strong growth across transaction volume, payment dollars, and returned-check processing.

Record Q3 2026 ACH Processing Activity

Q3 2026 YEAR-OVER-YEAR GROWTH

+39%	+26%	+44%
ACH Transactions Processed	ACH Dollars Processed	Returned Checks Processed

Q3 2026 surpassed Q2 2026, which had previously been ACH's highest-volume quarter.

Operating metrics only; not revenue growth rates.

|

Nasdaq: USIO

Card Issuing Activity

HOW WE MAKE MONEY

- Interchange on cardholder purchases
- Program and transaction fees
- More cardholder spend drives higher revenue

$113.7M
Purchase volume in 1H 2026

+9.1% YoY
Purchase volume growth

Cardholder Purchase Volume ($ millions)


150
100
50
0
$88.5
$115.1
$124.4
$132.1
$104.3
$109.4
$113.7
1H 2023
2H 2023
1H 2024
2H 2024
1H 2025
2H 2025
1H 2026

Growing Cardholder Purchase Activity Supports Revenue Recovery

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Nasdaq: USIO

Education Disbursements: Expanding Reach & Opportunity

HIGHER EDUCATION

Title IV Student Refunds

1 UNIVERSITY LIVE

23 IN PIPELINE

Through ISV customer



Consumer Choice

Students choose how they receive their funds.

STATE SCHOOL VOUCHERS

37 STATES PROCESSING

5 Active Card Programs

~$1.3B disbursed over the last 12 months

$1B+ Additional State in Implementation

Potential voucher disbursements from one additional state.

$1B+ represents estimated potential disbursement volume, not Usio revenue or guaranteed processing volume.

Usio
Output Solutions

HOW WE MAKE MONEY

Printing & Mailing

Electronic Delivery

Document Composition & Fulfillment

Output Solutions Processing Activity

+36% YoY

Printed & Mailed Pieces


20M
15M
10M
5M
0M
1H23
2H23
1H24
2H24
1H25
2H25
1H26

16.61M in 1H 2026

+45% YoY

Electronic Documents


60M
45M
30M
15M
0M
1H24
2H24
1H25
2H25
1H26

58.80M in 1H 2026

|

usio ONE

WHY IT MATTERS

- One Sales Organization
- One Customer Support Model
- One Backend / Operating platform
- Greater Cross-Sell Opportunity

USIO One: One Team. More Cross-Sell. Deeper Customer Relationships.

Launched in 2025 to unify sales, service, and operations across Usio's product lines.

Disbursements
Card Issuing + Consumer Choice + ACH

Output Solutions
Print checks, fees and fine notices

Los Angeles County

Payment Processing
Process fees and fine payments

One coordinated Usio relationship

One Customer. Multiple Solutions. Greater Revenue Opportunity.

usio ION

Usio ION: One Platform. More Opportunity.

Nasdaq: USIO

ONE CONNECTED PLATFORM

UNIFIED PAYMENTS

INTEGRATED SETTLEMENT

ADDITIONAL EARNINGS



1 Operating Account
+ Operating Account
Manage Account
Available Balance
Bank Transfer
$0.00
Routing Number
Account Number
Looking for wire instructions? Click here.
1 Card
Create Cards
Virtual
Active
View all
Account Activity
View Statements
Jul 27
-$100.00
Jul 27
+$100.00
View all
Prefunding Accounts
+ Prefunding Account
Add your usio UCP prefunding accounts
Link your Usio UCP prefunding accounts in minutes.
Link my Usio UCP Account
What's a Usio UCP account?
Add your usio Merchant prefunding accounts
Link your Usio Merchant prefunding accounts in minutes.
Link my Usio Merchant Account
What's a Usio Merchant account?

More Customer Utility. Greater Revenue Potential.

HARRIS + usio

Nasdaq: USIO

Usio Named a Preferred Payments Service Provider for Harris Computer

70,000+

Utility providers served by Harris across the United States

A significant potential distribution opportunity for Usio

Embedded Payments

Card, ACH and PINless debit in Harris's utility customer information system.

Print & Digital Delivery

Output Solutions for check printing, statement production, mailing, and electronic document delivery.

Potential reach reflects Harris's served market, not Usio customers or guaranteed revenue.

Expanding Embedded Payments Through Strategic Software Partnerships

usio

Revenue by Business Line:
1H 2026 vs. 1H 2025

Nasdaq: USIO

$49.14M **1H 2026 Total Revenue**

1H 2025: $41.97M

+17% YoY



1H 2025
1H 2026
YoY
Credit Card / PayFac
$14.92M
$18.71M
+25%
ACH & Complementary Services
$10.24M
$12.60M
+23%
Output Solutions
$10.38M
$12.47M
+20%
Card Issuing / Prepaid
$5.63M
$4.83M
-14%

usio

1H 2026 Financial Highlights

Revenue Growth and Improving Profitability

Nasdaq: USIO

Operating Results	1H 2025	1H 2026	Change
Revenue	$41.97M	$49.14M	+17.1%
Gross Profit	$9.95M	$10.86M	+9.2%
Adjusted EBITDA*	$1.17M	$1.93M	+64.9%
GAAP Net Income (Loss)	($0.60M)	$0.40M	+$1.00M swing
Diluted EPS	($0.02)	$0.01	+$0.03

*Adjusted EBITDA is a non-GAAP measure. See the published reconciliation in the appendix (slide 28).

Balance Sheet Highlights | June 30, 2026

$6.4M	$93.7M	$1.3M
Cash & Cash Equivalents	Settlement-Related Funds	Equipment Debt

Usio Form 10-Q, June 30, 2026; Q2 2026 Earnings Release.

Nasdaq: USIO

2026 Outlook & Expectations

2026 Guidance

14–16% **2026 Revenue Growth Guidance**

Raised from 10–12% after Q2 2026 earnings release

Continued positive Adjusted EBITDA expected

Profitability Focus

- Operating Leverage
- Margin Expansion
- Overhead Discipline

Positioned to Execute

- Strong Financial Position
- Robust Sales Pipeline
- Growing Market Recognition

Focused on Profitable, Sustainable Growth.

2026 guidance as of August 12, 2026.

Forward-looking expectations. Actual results may differ.

Contact

Investor Relations Team

Have a question? Reach out to our team.

e. ir@usio.com

|

Appendix

Nasdaq: USIO

usio Payment Facilitation

PayFac

IDEAL CUSTOMER:

- Multi-Merchant Software Platforms
- Embedded, Branded Payments
- Payment Monetization Without PayFac Infrastructure

PayFac in Action: PracticeSuite


Medical Practices Using PracticeSuite
Merchant Settlement
PracticeSuite
Practice Management Software
Distribution Partner
Usio embedded payments
Patient pays a medical practice
Payment Transactions
Revenue Share
USIO
PayFac & Payment Processing
Merchant Onboarding
Payment Processing
Settlement

One Software Integration. Many Merchants. Recurring Payment Revenue.

![usio ACH]

ACH

IDEAL CUSTOMER:

- Businesses Accepting Electronic Payments
- High-Volume or Recurring Billers
- Businesses Needing Scalable ACH

Nasdaq: USIO

ACH in Action: Lending & Loan Servicing

A lender uses Usio to disburse loan proceeds and collect recurring repayments.

1. SEND — Loan Disbursement


Lender / Fintech Platform
USIO
ACH Processing
Borrower
Bank account

2. COLLECT — Recurring Loan Repayments

Initial disbursement and monthly repayments generate processing revenue for Usio.

One Integration. Two Payment Flows. Recurring ACH Revenue.

Arrows show ACH processing flows, not custody of funds by Usio.

Usio Card Issuing

Card Issuing

IDEAL CUSTOMER:

- Organizations Distributing Funds
- Businesses Launching Branded Card Programs
- Companies Needing Integrated Card Issuing

Card Issuing in Action: Disbursements to Everyday Spending

Prepaid card issuance and program infrastructure help organizations distribute funds to individuals.

Business / Government / Fintech → **USIO Card Issuing** → **Cardholders** → **Everyday Purchases**

HOW USIO EARNS REVENUE

- Applicable program and processing fees
- Interchange from cardholder purchases

One Issuing Platform. Multiple Programs. Ongoing Cardholder Spending.

|

usio Output Solutions

Output Solutions

IDEAL CUSTOMER:

- Utilities, financial, healthcare & government
- High-volume statements, invoices & checks
- Lower-cost print, mail & electronic delivery

Output Solutions in Action: Utility Billing

A utility company uses Usio to produce and deliver monthly customer bills through physical mail and electronic channels.


Utility Provider
Monthly Billing Data
USIO
Output Solutions
Document Composition & Processing
Print & Mail
Printed Statements
USPS Delivery
Electronic Delivery
eBills & Statements
Digital Delivery
Utility Customers

HOW USIO EARNS REVENUE

Print & Mail Services | Electronic Presentment & Processing Fees

Recurring monthly billing volumes generate ongoing service revenue for Usio.

One Billing File. Multiple Delivery Channels. Recurring Revenue.

Usio

Nasdaq: USIO

Dollars Processed

$5.03B

Processed in 1H 2026

+27.1% YoY

vs. 1H 2025

Dollars Processed ($ billions)



6
5
4
3
2
1
0
2.6
2.9
3.2
4.0
4.0
4.6
5.0
1H 2023
2H 2023
1H 2024
2H 2024
1H 2025
2H 2025
1H 2026

Source: internal processing volume data

|

Nasdaq: USIO

Transactions Processed

35.77M

Processed in 1H 2026

+23.5% YoY

vs. 1H 2025

Transactions Processed (millions)



40
30
20
10
0
18.1
20.2
21.8
26.9
29.0
34.3
35.8
1H 2023
2H 2023
1H 2024
2H 2024
1H 2025
2H 2025
1H 2026

Source: internal processing volume data

Product Line Financial Performance

Q2 – 2026

	Payment Facilitation	ACH	Card Issuing	Output Solutions
Gross Revenue	$6.7mm	$2.8mm	$2.4mm	$5.7mm
Net Revenue	$1.4mm	$2.8mm	$2.2mm	$1.6mm
On Gross Revenue	8%	60%	49%	18%
On Net Revenue	38%	60%	55%	64%

(1) Excludes legacy credit card processing and complementary services such as RCC and pinless debit

GAAP Reconciliation

Non-GAAP Reconciliation	Twelve Months Ended		Three Months Ended		Six Months Ended	
	31-Dec-25	31-Dec-24	30-Jun-26	30-Jun-25	30-Jun-26	30-Jun-25
(Values in Millions)						
Revenues	$ 85.4	$ 82.9	$ 23.7	$ 20.0	$ 49.1	$ 42.0
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:						
Operating Income (Loss)	$ (2.4)	$ (1.5)	$ 0.4	$ (0.4)	$ 0.6	$ (0.6)
Depreciation and Amortization	$ 1.7	$ 2.3	$ 0.3	$ 0.5	$ 0.5	$ 1.0
EBITDA	$ (0.6)	$ 0.8	$ 0.7	$ 0.1	$ 1.1	$ 0.3
Non-Cash stock-based compensation expense, net	$ 1.9	$ 2.1	$ 0.5	$ 0.4	$ 0.8	$ 0.8
Adjusted EBITDA	$ 1.3	$ 2.9	$ 1.1	$ 0.5	$ 1.9	$ 1.2
Calculation of Adjusted EBITDA Margins						
Revenues	$ 85.4	$ 82.9	$ 23.7	$ 20.0	$ 49.1	$ 42.0
Adjusted EBITDA	$ 1.3	$ 2.9	$ 1.1	$ 0.5	$ 1.9	$ 1.2
Adjusted EBITDA Margins	1.6%	3.5%	4.8%	2.5%	3.9%	2.8%

Nasdaq: USIO

Shareholder Information

28.5

Million Shares Outstanding
As Of June 30, 2026

22.5

Million Shares Of Public Float
As Of June 30, 2026

6.0

Million Shares Of Insider Ownership As Of June 30, 2026